Exhibit 99.1

American Battery Materials, Inc. Completes Bridge Financing for the Continuing Development of its Lisbon Valley Clean Lithium Project

GREENWICH, Conn., April 6, 2023 -- American Battery Materials, Inc. (OTC Pink: BOXS) (“ABM”, the “Company”), an environmentally responsible minerals exploration and development company focused on direct lithium extraction (DLE) and other critical minerals for the global energy transition, announced that management has completed a bridge financing to support the continuing development of its Lisbon Valley Clean Lithium Project.

Sebastian Lux, co-Chief Executive Officer of ABM stated, “We continue to make steady operational progress on all our growth initiatives. With 120 mining claims filed, all of which are in good standing with the Bureau of Land Management, this financing should allow us to commence the geological and drilling projects that we have been working diligently on. We anticipate that the findings of these explorations should provide the necessary information to produce an updated industry standard mineral resource report indicating the potential of our Lisbon Valley, Utah assets.”

“I am very pleased with the progress we have made on our recent capital funding,” said David E. Graber, co-CEO of ABM. “We are excited to work with our new investment partners and continue our mission to create great value for all of our shareholders and stakeholders. This closing positions us for an anticipated second round of bridge financing at the same terms in order to pursue additional assets and projects.”

The Company also announced that it has renewed its engagement of RESPEC, its geotech, engineering and resource management partner, to assist in the ongoing exploration and development of its Lisbon Valley properties.

For additional details on the Company’s bridge financing, visit American Battery materials, Inc. to view a copy of the Company’s recent 8-K filing within the Securities and Exchange Commission: https://www.americanbatterymaterials.com/filings.

ABOUT AMERICAN BATTERY MATERIALS, INC.

American Battery Materials, Inc., formerly BoxScore Brands, Inc. and still trading under the symbol BOXS pending processing by FINRA (OTC Pink: BOXS), is a US-based environmentally responsible critical minerals exploration and development company focused on direct lithium extraction (DLE) as well as other minerals for refining, processing, and distribution to support the country’s urgent critical minerals need to bolster long-term energy transition and the electrification of the US domestic and global economy.  For more information, visit www.americanbatterymaterials.com.

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Corporate Presentation: ”Extracting American Lithium”

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and which are based on the Company’s beliefs and assumptions and on information currently available to management. All statements contained in this release other than statements of historical fact are forward-looking statements, including but not limited to statements regarding the potential benefits of the name change; the Company’s ability to develop and commercialize its mineral rights; the Company’s planned research and development efforts; and, other matters regarding the Company’s business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words "may", "will", "could", "would", "should", "expect", "intend", "plan", "anticipate", "believe", "estimate", "predict", "project", "potential", "continue", "ongoing", or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words.

These forward-looking statements are subject to risks, uncertainties and other factors that may cause actual results, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties, and other factors include, without limitation, the important risk factors described more fully in our reports and other documents filed with the Securities and Exchange Commission (“the SEC”), including under (i) “Part I, Item 1A. Risk Factors”, in our Annual Report on Form 10-K for the year-ending December 31, 2021, filed with the SEC on March 31, 2022; and (ii) subsequent filings. Undue reliance should not be placed on the forward-looking statements in this news release, which are based on information available to us on the date hereof. The Company does not undertake any duty to update or revise forward-looking statements except as required by federal securities laws. Any distribution of this news release after the date hereof is not intended and should not be construed as updating or confirming such information.

More information:

American Battery Materials, Inc.
Investor Relations

Email: ir@americanbatterymaterials.com
Tel: (800) 998-7962